Exhibit 10.1

STATE OF GEORGIA

COUNTY OF CHATHAM

AMENDED AND RESTATED EMPLOYMENT CONTRACT

THIS AMENDED AND RESTATED EMPLOYMENT CONTRACT is made and entered into as of the 6th day of June 2010 by and between TitleMax Holdings, LLC, a Delaware limited liability company (the “Holding Company”), and its various subsidiaries (as defined below), hereinafter collectively referred to as “TitleMax,” and JOHN W. ROBINSON, III, hereinafter called “Robinson.”

- W I T N E S S E T H -

WHEREAS, TitleMax is a business engaged in the business of operating numerous title pawn and consumer lending businesses via its subsidiary corporations with offices throughout the States of Alabama, Georgia, South Carolina, Tennessee, Missouri, Mississippi, Illinois and Virginia;

WHEREAS, Robinson desires to be employed by TitleMax and TitleMax desires to employ Robinson under the terms of this Agreement;

WHEREAS, TitleMax and Robinson desire to define their respective rights, obligations and duties as specified herein; and

WHEREAS, TitleMax and Robinson entered and are performing under an Employment Contract dated as of January 1, 2007, as amended by an Amendment to Employment Contract dated as of May 27, 2008 , and a Second Amendment to Employment Contract dated as of April 16, 2009 (as amended, the “Contract”).

NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, the Parties, each intending to be legally bound, hereto agree as follows:

SECTION 1: POSITION AND DUTIES OF ROBINSON

(a) TitleMax hereby employs Robinson as its President, and Robinson agrees to be employed as such on a full-time basis and to exert his best efforts and devote substantially all of his business time exclusively to TitleMax’s operations, subject to reasonable vacations, charitable, civic and similar activities which do not unreasonably interfere with the performance of his duties hereunder.

(b) Robinson shall discharge his duties in consultation with and under the supervision of TitleMax’s Chief Executive Officer.

(c) As President, Robinson shall be charged with the following duties and responsibilities:

(1) to oversee the management of the day-to-day operations of TitleMax’s business as conducted by TitleMax of Alabama, Inc., an Alabama corporation, TitleMax of Georgia, Inc., a Georgia corporation, TitleMax of South Carolina Inc., a South Carolina corporation, TitleMax of Tennessee, Inc., a Tennessee corporation, TitleMax of Missouri, Inc., a Delaware corporation, TitleMax of Mississippi, Inc., a Delaware corporation, TitleMax of Illinois, Inc., a Delaware corporation, TitleMax of Texas, Inc., a Delaware corporation, and EquityAuto Loan, LLC, a Georgia limited liability company (each such corporation being a “Subsidiary” of the Holding Company);

(2) to oversee TitleMax’s external funding and capital raising efforts as conducted by TitleMax Funding, Inc., or other subsidiaries, and to oversee and manage the internal financing activities as conducted by TitleMax Financing, Inc., or other subsidiaries (said corporations each being a “Subsidiary” of the Holding Company, and together with the corporations set forth above in subsection 1(c)(1), shall be collectively referred to as the “Subsidiaries”);

(3) to oversee the coordination, integration and collective operations of all of TitleMax’s various Subsidiaries in common furtherance of TitleMax’s business;

(4) to be an integral part of the maintenance, development and implementation of TitleMax’s short and long term strategic business planning in areas to include, but not limited to:

(A)	retaining and expanding market share in existing markets,

(B)	expanding into new locations and markets,

(C)	analyzing relevant financial information and market data (both internal and industry-wide),

(D)	maximizing use of available capital,

(E)	securing or raising additional capital via both debt and equity,

(F)	promoting increased efficiencies and maximizing economies of scale,

(G)	hiring, training, reviewing and retaining quality employees,

(H)	monitoring and improving customer and public relations, and

(I)	supervising and maximizing TitleMax’s marketing and advertising efforts.

(5) to perform all duties incident to the foregoing as well as any other duties not incompatible with the status and responsibility of Robinson’s office which may be assigned to Robinson from time to time by TitleMax’s Chief Executive Officer.

SECTION 2: TERM AND TERMINATION

(a) This Agreement shall be for a period commencing on the date hereof and terminating at the close of business on December 31, 2011, unless sooner terminated as provided herein.

(b) Either party may terminate this Agreement at any time prior to the expiration of the term hereof, with or without cause, upon providing two weeks written notice to the other party. Termination will have the consequences specified in Section 5 hereof.

SECTION 3: BASE SALARY

(a) TitleMax shall pay to Robinson an annual base salary determined on a calendar year basis as follows:

Year	Salary

2010	$375,000
2011	$400,000

(b) The base salary shall be prorated on a daily basis for any calendar year in which Robinson is employed less than the full calendar year and shall be paid to Robinson on a biweekly basis.

SECTION 4: ANNUAL PROFIT SHARING BONUS

(a) In addition to the base salary, Robinson shall be entitled to an annual profit sharing bonus for each calendar year of his employment in which he is employed on December 31 (the “Profit Sharing Bonus”).

(b) The Profit Sharing Bonus for any given calendar year shall be determined on an annual basis at the close of each calendar year and shall be paid to Robinson no later than March 15 of the next calendar year.

(c) The Profit Sharing Bonus shall be 1.5% of TitleMax’s “earnings before taxes, amortization and depreciation,” as determined by TitleMax’s certified public accountant using generally acceptable accounting practices, consistently applied.

(d) In the event the “earnings before taxes, amortization and depreciation” as so determined is zero or a negative amount in any given calendar year, Robinson shall not be entitled to a Profit Sharing Bonus for that calendar year.

SECTION 5: TERMINATION PAYMENTS

(a) In the event that Robinson’s employment is terminated prior to December 31, 2011, by TitleMax or by Robinson for any reason, he shall be paid his base salary to and including the effective date of the termination.

(b) In the event Robinson’s employment is terminated by TitleMax for any reason prior to December 31, 2011, then Robinson shall be paid, in addition to the prorated salary pursuant to subsection 5(a) above, a termination payment which shall be a prorated Profit Sharing Bonus for the calendar year in which he is terminated by TitleMax, which shall be paid as an amount on account for the prorated bonus based on the “earnings before taxes, amortization and depreciation” for the prior year. Promptly after the close of the fiscal year during which termination occurred (and in any event prior to March 15 of the ensuing year) the actual prorated Profit Sharing Bonus shall be calculated and an adjusting payment shall be made from TitleMax to Robinson if the payment on account was less than the actual prorated annual Profit Sharing Bonus, or from Robinson to TitleMax if the payment on account was in excess of the actual prorated annual Profit Sharing Bonus.

SECTION 6: TERMINATION OF PURCHASE RIGHT; PHANTOM UNIT AWARD

(a) Termination of Purchase Right. Robinson’s right to purchase up to three percent (3%) of all membership interests in the Holding Company (or any successor thereto in a merger or similar reorganization) formerly provided under Section 6 of the Contract is hereby terminated, and Robinson acknowledges and agrees that he shall have no rights to purchase or otherwise receive membership interests in the Holding Company or any of its various Subsidiaries pursuant to this Employment Agreement or otherwise.

(b) Phantom Unit Award. On the date of this Amended and Restated Contract (the “Date of Grant”), the Holding Company hereby grants to Robinson vested phantom units (the “Phantom Units”) representing the right to receive, upon a Payment Event described in Section 6(c), the Phantom Unit Payment described in Section 6(c). The Phantom Units shall not constitute ownership of any membership interest or other equity interest in the Holding Company or any of its Subsidiaries. The Phantom Units shall not represent any voting rights in the Holding Company or its Subsidiaries and shall not in any manner entitle Robinson to an allocation of the profits or losses of the Holding Company or its Subsidiaries. Rather, the Phantom Units merely represent Robinson’s right to receive a cash payment from the Holding Company in the manner set forth in this Section 6. The parties shall treat any cash payments made pursuant to this Section 6 as compensation paid by Holding Company to Robinson for all tax purposes. Nothing in this Contract shall be construed as: (i) admitting Robinson as a member of the Holding Company or a shareholder of any of its Subsidiaries; (ii) restricting the Holding Company from making any distributions to its member(s); or (iii) prohibiting the Holding Company from admitting additional members.

(c) Payment Events; Calculation of Phantom Unit Payment. Upon the earlier of (a) Robinson’s death, (b) Robinson’s Separation from Service, (c) a Change in Control of the Holding Company or (d) December 31, 2011 (each, a “Payment Event”), the Holding Company shall pay Robinson, in satisfaction of the Phantom Units and as compensation for his services, an amount (the “Phantom Unit Payment”) equal to the difference, if positive, obtained by subtracting (A) two million dollars ($2,000,000), from (B) an amount equal to three percent (3.0%) of the Fair Market Value of the outstanding membership interests of the Holding Company as of the Payment Event (specifically without reduction for the Phantom Unit Payment). From and after the date of the

Payment Event, all rights of Robinson with respect to the Phantom Units shall terminate, except for the right to receive the Phantom Unit Payment, which shall survive such termination.

(d) Fair Market Value and Timing of Phantom Unit Payment in the Event of Death or Separation from Service. For purposes of Section 6(c) and this Section 6(d), if the Payment Event is Robinson’s death or Separation from Service, the “Fair Market Value” of the membership interests of the Holding Company shall be the value of the equity of the Holding Company, on a going concern basis, and without discounts for minority interest, lack of marketability and the like, which the parties agree shall be an amount equal to three and two tenths (3.2) times TitleMax’s consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”), as determined in accordance with Generally Accepted Accounting Principles (i.e., GAAP) to the extent applicable and otherwise in accordance with the consolidated financial reports submitted by TitleMax in connection with its secured financing, for the twelve (12) calendar month period ended immediately prior to the commencement of the calendar month in which the Payment Event occurred (and, for the avoidance of doubt, without any adjustment for the amount of indebtedness or cash of TitleMax). Notwithstanding the foregoing, in the event Material Legislation (as hereafter defined) has been enacted (with or without delayed effectiveness) as of the date of the Payment Event, “Fair Market Value” of the membership interests shall be the average of the calculation determined in accordance with the foregoing and the Liquidation Value (as hereafter defined) of TitleMax as of the date of the Payment Event. “Material Legislation” shall mean legislation, regulations or binding judicial precedent that limits the Annual Percentage Rate (as defined under Regulation Z of Part 12 of the Code of Federal Regulations) to less than sixty percent (60%) on more than twenty percent (20%) of the principal amount of all existing loan or pawn contracts of TitleMax (determined as if such legislation were applied to all contracts existing on the date of such determination). “Liquidation Value” shall mean (i) the principal amount of all customer accounts of TitleMax either current or less than sixty-one (61) days past due, less (ii) the outstanding principal amount of all interest-bearing indebtedness of TitleMax (specifically excluding any indebtedness for the Phantom Unit Payment itself), plus (iii) all cash and cash equivalents on hand and all marketable securities held by TitleMax, and plus (iv) all Extraordinary Distributions (as hereinafter defined) made to any member or equity owner in the Holding Company during the term of this Agreement. “Extraordinary Distributions” shall mean any distributions made prior to the Payment Event in excess of, in the aggregate, the sum of (A) ten percent (10%) of the cumulative net operating income of the Holding Company (on a consolidated basis with the Subsidiaries) from the date hereof through the Payment Event, plus (B) the amount of distributions made to the members or other equity owners as necessary to fund their respective income tax liabilities with respect to such consolidated net operating income. The Phantom Unit Payment shall be made by providing Robinson a note (unconditionally personally guaranteed by Tracy Young) for the amount due, with such note to be dated as of the date of the Payment Event, delivered within ten days (10) thereafter and payable in twelve (12) equal monthly installments beginning one month from the date of said note (or such later date as may be required pursuant to Section 6(l)), without interest. The note may be prepaid at any time without penalty. Each installment payment under this Section 6(d), shall be considered a separate payment, as described in Treas. Reg. Section 1.409A-2(b)(2), for purposes of Section 409A of the Code.

(e) Fair Market Value and Timing of Phantom Unit Payment in the Event of a Change in Control. Notwithstanding the foregoing, in the event that the Payment Event is a Change in Control, the Fair Market Value shall be determined with respect to the value of the gross proceeds from the Change in Control available for distribution to the members of the Holding Company after subtracting therefrom (to the extent not already subtracted) all transaction expenses, including but not limited to, brokerage commissions, professional fees and costs, prorations, and indemnification payments (the “Net Proceeds”). All amounts paid to Robinson under this Section 6(e) shall be made solely out of the portion of the Net Proceeds otherwise payable to the members of the Holding Company, and shall be charged to and deducted from the portion of Net Proceeds otherwise payable to each member in the proportion that his respective interest in the Holding Company bears to the interests of all members. In the event that the Payment Event is a Change in Control, the Phantom Unit Payment shall be paid to Robinson in a lump sum in cash within five (5) business days from the date of the Change in Control, the exact payment date to be determined by the Holding Company.

(f) Change in Control. For purposes of this Contract, a “Change in Control” means and includes the occurrence of any one of the following events:

(i) any person or persons (in each case, excluding Tracy Young) acting as a group (within the meaning of Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons), directly or indirectly, either (A) 50% or more of the then-outstanding membership interests of the Holding Company or (B) securities of the Holding Company representing 50% or more of the combined voting power of the Holding Company’s then outstanding securities eligible to vote for the election of managers or directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions of membership interests shall not constitute a Change in Control: (x) an acquisition by the Holding Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Holding Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (ii) below); or

(ii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Holding Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of TitleMax’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Holding Company membership interests and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of the then outstanding membership interests or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of managers or directors, respectively, as the case may be, of the entity resulting from such Reorganization, Sale or

Acquisition (including, without limitation, an entity which as a result of such transaction owns the Holding Company or all or substantially all of the Holding Company’s assets or membership interests either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding membership interests and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (a) the Holding Company or any Subsidiary, (b) the Surviving Entity or its ultimate parent entity, (c) Tracy Young or (d) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the beneficial owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect managers or directors of the Surviving Entity (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A) and (B) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iii) any person or persons acting as a group (within the meaning of Treasury Regulation 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons), directly or indirectly, equity ownership interests in, and/or the assets of, one or more Subsidiaries representing, in the aggregate if applicable, fifty percent (50%) or more of the total gross fair market value of all of the assets of the Holding Company (on a consolidated basis with the Subsidiaries) immediately before such acquisition or acquisitions.

(g) Separation from Service. For purposes of this Contract, a “Separation from Service” shall have the meaning set forth in Section 409A of the Code and Treas. Reg §1.409A-1(h) (without giving effect to any elective provisions that may be available under such definition).

(h) Non-Transferability. Robinson may not sell, assign, or transfer the Phantom Units or any of the benefits under this Contract, and the Phantom Units shall not be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by Robinson’s creditors.

(i) Withholding. TitleMax may withhold from any amounts payable under this Contract such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(j) Section 280G Gross-Up. Notwithstanding anything in this Contract to the contrary, in the event any purchase by Robinson pursuant to the terms of this Contract is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision, or any interest or penalties are incurred by Robinson with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively, the “Excise Tax”), then Robinson shall be entitled to receive an additional payment in cash from TitleMax on the date of the purchase (the “Gross-Up Payment”) in an amount such that after payment by Robinson of all taxes imposed upon the Gross-Up Payment (including, without limitation, all income taxes and the Excise

Tax imposed upon the Gross-Up Payment and any interest or penalties imposed with respect thereto), Robinson retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the purchase.

(k) Section 409A. This Contract shall be interpreted and administered in a manner so that any amount or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements Section 409A of the Code and applicable Internal Revenue Service guidance and Treasury Regulations issued thereunder (and any applicable transition relief under Section 409A of the Code). Nevertheless, the tax treatment of the benefits provided under the Contract is not warranted or guaranteed. Neither TitleMax nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties or other monetary amounts owed by Robinson as a result of the application of Section 409A of the Code.

(l) Six Month Delay in Certain Circumstances. Notwithstanding anything in this Contract to the contrary, if the Phantom Unit Payment or any other amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Contract by reason of Robinson’s Separation from Service during a period in which he is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Holding Company under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the Phantom Unit Payment and the amount of any other such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following Robinson’s Separation from Service will be accumulated through and paid or provided on the first day of the seventh month following Robinson’s Separation from Service (or, if Robinson dies during such period, within 30 days after Robinson’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Agreement, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder: provided, however, that the Holding Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Manager, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Holding Company, including this Contract.

SECTION 7: COVENANT NOT TO COMPETE AND NON-PIRACY OF EMPLOYEES

(a) Robinson recognizes that TitleMax has committed substantial time and resources to developing its title pawn and consumer lending business including its marketing, advertising, employee training, customer relations and customer lists, internal business systems, techniques and operations, raising or obtaining funds, capital allocation, geographic and market share expansion and goodwill; that the development of these foregoing aspects of the business are necessary for the success and continuing success of TitleMax.

(b) Robinson further recognizes that, at the time he entered the employ of TitleMax, he had no background or special knowledge regarding the title pawn and consumer lending business; that his employment hereunder will include training and involvement with all aspects of TitleMax’s title pawn and consumer lending business, that he will be well compensated for his services, that he has, during his employment with TitleMax, learned the business “from the ground up” from the day-to-day activities of individual locations to the multi-state operation and management of all of the various locations; therefore his future competition with TitleMax in the title pawn business in the same markets that TitleMax is now operating could have a major adverse effect on TitleMax’s business.

(c) Based on the foregoing, Robinson agrees and acknowledges that the following covenants are reasonably necessary for the protection of the legitimate business interests of TitleMax, and that the protection provided by this Agreement is imperative to TitleMax’s business and the continuing success thereof, and Robinson covenants and agrees that:

(1) During the term of this Agreement, and for a period of twenty-four (24) months following the termination of this Agreement for any reason by either party, Robinson shall not perform any of the services for which he is being employed hereunder to perform for TitleMax as set out in Section 1(c), above, for any individual or entity engaged in the title pawn or consumer lending business within three (3) miles of any of the TitleMax store locations in Alabama, Georgia, South Carolina, Tennessee, Mississippi, Illinois, Virginia or Missouri which are specifically listed by internal store reference name and physical address on the attached Exhibit A, which is attached hereto and incorporated herein by this reference.

(2) During the term of this Agreement, and for a period of twenty-four (24) months following the termination of this Agreement for any reason by either party, Robinson shall not recruit or attempt to recruit, directly or by assisting others, any employee of TitleMax at the time of the recruiting or attempted recruiting to leave the employ of TitleMax and become employed by another individual or entity who is engaged in the title pawn or consumer lending business within three (3) miles of any of the TitleMax store locations in Alabama, Georgia, South Carolina, Tennessee, Mississippi, Illinois, Virginia or Missouri which are specifically listed by internal store reference name and physical address on the attached Exhibit A, which is attached hereto and incorporated herein by this reference.

(d) Robinson agrees, as matters of fact, that the covenants referred to above, including but not limited to:

(1) the post-employment time period of twenty-four (24) months;

(2) the territorial restriction covering three (3) miles from the TitleMax locations listed on Exhibit A; and

(3) the scope of the prohibited activities,

are all reasonable, necessary, and sufficiently narrow (i.e., not overly broad) to protect TitleMax’s legitimate business interests and that the compensation to be paid by Robinson hereunder is full and adequate consideration for his services and the additional protection afforded TitleMax by these covenants.

SECTION 8: TRADE SECRETS AND CONFIDENTIAL INFORMATION

(a) Robinson hereby acknowledges that certain information and knowledge which Robinson will obtain while in the employ of TitleMax constitute “Trade Secrets” (as defined below) of TitleMax that are proprietary to and a valuable trade secrets of TitleMax at all times.

(b) For purposes of this Agreement, “Trade Secrets” shall include confidential and proprietary information disclosed to Robinson or known by Robinson as a consequence of or through his employment by TitleMax (including information conceived, assimilated, composed, amended or developed by Robinson), not generally known in the relevant trade or industry, about TitleMax’s business including, but not limited to TitleMax’s services, internal policies and processes, accounting and financial arrangements and information, customer lists, marketing and advertising strategies, business strategic plans, copyrights, service marks and any other confidential information which TitleMax reasonably deems essential for the protection of TitleMax’s legitimate business interests.

(c) Robinson agrees to treat Trade Secrets in the strictest confidence and to undertake the following additional covenants and obligations with respect thereto at all times during his employment hereunder and for a twenty-four (24) months following the termination of his employment for any reason:

(1) to use Trade Secrets for the sole purpose of the legitimate business of TitleMax;

(2) not to disclose, communicate, divulge or furnish, directly or indirectly, Trade Secrets to any third party, whether for the benefit of Robinson or any other person, firm, or corporation or entity, or to make use of Trade Secrets for any purpose other than that specified in subparagraph (1) of this paragraph, above; and

(3) to return any documents, lists, records, photographs, computer programs, software and data or any other tangible expressions, including copies thereof in any medium, containing Trade Secrets furnished by TitleMax.

(d) TitleMax agrees that information will not be deemed to be a Trade Secret, if:

(1) on the date of this Agreement or at the time of disclosure to Robinson it has been previously available to the general public;

(2) after disclosures to Robinson it is published, unless such information is published as a breach of this particular Agreement; or

(3) subsequent to disclosure to Robinson, it is obtained from a third party or person who is lawfully in possession of such information and is not in violation of any contractual or legal fiduciary obligation to the original holder of the proprietary information.

SECTION 9: ENFORCEMENT OF COVENANTS.

(a) The covenants contained in Sections 7 and 8 hereof shall be construed as agreements independent of each other and of any other provision of this or any other contract between the parties hereto, and that the existence of any claim or cause of action by Robinson against TitleMax, whether predicated upon this or any other contract, shall not constitute a defense to the enforcement by TitleMax of said covenants.

(b) The covenants described in Sections 7 and 8 reasonably bear a material and rational connection to the protection and preservation of TitleMax’s legitimate business interests and, where legally required, are reasonable as to duration and geographical coverage and in all other respects, including scope of prohibited activities and the parties hereby irrevocably waive the right to make a factual assertion to the contrary.

(c) In the event of an actual or threatened breach by Robinson of the provisions of Sections 7 and/or 8:

(1) TitleMax shall be entitled to an injunction (both temporary and permanent) restraining Robinson from the commission of such breach to the full extent hereof;

(2) TitleMax shall be entitled to an injunction restraining Robinson from removing or disclosing, in whole or in part, TitleMax’s Trade Secrets or the information contained therein, or from rendering any prohibited services to any individual or entity to whom such Trade Secrets or the information contained therein, in whole or in part, have been disclosed or are threatened to be disclosed; and

(3) TitleMax shall be entitled to pursue any other remedies available to it for such breach or threatened breach, including the recovery of money damages from Robinson.

(d) Severability. In the event any provisions or covenants (or any portions thereof) of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Each provision and covenant and portion thereof contained in this Agreement is separate, distinct and severable not only from the other provisions, covenants and portions thereof but also from the remaining provisions of this Agreement. It is the express intent of the parties that a court of law not only may interpret the remaining portions hereof in order to effectuate those portions of this Agreement, which said court determines to be legally enforceable, but should interpret this Agreement using the remaining provisions and covenants. The parties are thus asking any tribunal that renders a legal opinion with respect to this Agreement to honor the freedom of contract of the parties and to give effect to the covenants and provisions herein even if said court, applying the “blue pencil rule,” renders some covenants and/or provisions unenforceable and the remaining covenants and provisions not to be unreasonable or void. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

SECTION 10:

NOTE

(a) Note. The provisions of the Section 10 shall apply to the promissory note from TitleMax payable to Robinson dated April 14, 2010, in the principal amount of $2,461,474.00 (the “New Note”) and shall be incorporated therein by reference.

(b) Prepayment. The New Note may not be prepaid, except under the following conditions:

(1) an “Initial Public Offering” which shall be defined as the first issuance by the Holding Company or a Subsidiary of its stock/equity for which a registration statement is filed with the United States Securities and Exchange Commission;

(2) Tracy Young ceases to be the beneficial owner of more than 90% of the total ownership interests in the Holding Company, or a Subsidiary that operates retail stores, or fails to hold the right to vote more than 90% of the total ownership interests in the Holding Company, whether such change is the result of a sale, merger, share exchange, combination, takeover, spinoff, or similar transaction; provided, however, this provision shall not apply to any transaction which Tracy Young effects for estate planning purposes or any transfer by him or his estate of ownership in the Holding Company to or for the benefit of a member of his family, a family-owned entity or a trust created by him or anyone else for the benefit of members of his family;

(3) the Holding Company sells 10% or more of the assets of the Holding Company in a single transaction, including the stock or assets of Holding Company’s subsidiaries, exclusive of transfers made to an entity created solely for the purpose of obtaining financing on the receivables of the Holding Company or its subsidiaries; or

(4) the death or incapication of Tracy Young.

(5) in the event a lender to TitleMax requires that the New Note be paid as a condition to providing financing.

If the prepayment occurs as a result of the foregoing subsection 10(b)(5), a prepayment penalty shall be due on the New Note in the amount of twenty percent (20%) of the outstanding principal balance thereof. The New Note may not under any circumstance be partially prepaid, except in connection with Robinson’s purchase of shares in the Holding Company as described herein.

(c) Termination. In the event Robinson’s employment is terminated by TitleMax for any reason prior to December 31, 2011, the New Note shall be modified to change the maturity date to two years from the date of such termination, and Robinson (or his representative) shall have the right at any time to demand full payment thereof upon one hundred eighty (180) days’ notice to TitleMax. If Robinson’s resigns, the New Note shall be due on its maturity date, provided that Robinson (or his representative) shall have the right at any time to demand full payment thereof upon one hundred eighty (180) days’ notice to TitleMax.

SECTION 11: MISCELLANEOUS

(a) Employee Debt. Robinson agrees that he will not personally make, draw, accept or endorse any promissory note, bill of exchange, lease, contract or other engagement for the payment of money or its equivalent by TitleMax, nor pledge the credit of TitleMax in any manner whatsoever except as he may be authorized by TitleMax’s Chief Executive Officer.

(b) Applicable Law. This Agreement shall be governed by the Laws of the State of Georgia and shall be construed in accordance therewith.

(c) No Waiver. This Agreement shall not be modified or amended except by further written document signed by Robinson and approved by the Member of the TitleMax. No provision hereof shall be waived except by an agreement in writing singed by the waiving Party. Waiver of any term or provision shall not be construed as a waiver of any other term or provision.

(d) Benefit. This Agreement shall bind Robinson and shall be binding and beneficial to TitleMax, including the Holding Company and each Subsidiary, and their and its successors and assigns. This Agreement shall not be assignable by the Robinson.

(e) Notices. All notices provided for hereunder shall be made in writing, and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or five days after the date of depositing the same in the U.S. Mail and mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and property addressed as follows:

To TitleMax:	c/o Tracy Young, Manager
15 Bull Street
Suite 200
Savannah, GA 31401

With a copy to:	Marvin A. Fentress, Esq.
Gray & PANNELL LLP
24 Drayton Street, Suite 1000
Savannah, GA 31401

To Robinson:	John W. Robinson, III
Post Office Box 308
Savannah, GA 31402

Either party may change their address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

(f) Severability. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof.

(g) Costs. The Holding Company shall pay Robinson’s legal fees and expenses incurred in the negotiation of this Agreement and any other documentation contemplated hereby or otherwise in connection herewith

(h) Replacement of Prior Agreement. This Agreement supersedes and replaces in its entirety all prior Employment Contracts entered between the parties and all other understandings or representations of the parties, whether written or otherwise.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, TitleMax, on its own behalf and on behalf of its Subsidiaries, has caused this Agreement to be executed and Robinson has hereunto set his hand and seal, each intending to be legally bound, as of the date first above written.

TitleMax Holdings, LLC

	By:	/s/ Tracy Young
Tracy Young
Manager

Witness
/s/ John W. Robinson, III
John W. Robinson, III

Witness

Exhibit A

TitleMax Locations (same as prior contract)

Exhibit A

LOCATIONS AS OF 4/16/09

Store Name	Address	City	State	Zip
TM-Douglasville-GA1	5728 Fairburn Rd	Douglasville	GA	30134
TM-Augusta-GA3	821 15th St	Augusta	GA	30901
TB-Anniston-Al2	300 South Quintard Street	Anniston	Al	36201
TM-Gainesville-GA3	2307 Brown Bridge Rd. #A	Gainesville	GA	30504
TM-Columbus-GA4	3515 Macon Rd.	Columbus	GA	31907
TB-Columbus-GA3	4105 L Buena Vista Rd.	Columbus	GA	31907
TM-Columbus-GA3	3707 Buena Vista Rd.	Columbus	GA	31906
US-Columbus-GA2	3290 Victory Drive Suite B	Columbus	GA	31903
TM-Jonesboro-GA1	6639 Tara Blvd.	Jonesboro	GA	30236
TB-Norcross-GA1	4975 Jimmy Carter Blvd. Ste 710	Norcross	GA	30093
TM-Marietta-GA2	2810 Canton Road NE	Marietta	GA	30066
TM-Cumming-GA1	656 Atlanta Hwy	Cumming	GA	30040
TM-Norcross-GA2	5309 Jimmy Carter Blvd.	Norcross	GA	30093
TB-Snellville-GA1	2537 W. Main St.	Snellville	GA	30078
TM-Aiken-SC1	1932 Whiskey Road, Suite A	Aiken	SC	29803
TM-Charleston-SC2	5381 Dorchester Road	North Charleston	SC	29418
TM-Albany-GA2	2533 Dawson Road	Albany	GA	31707
TM-Americus-GA1	1556 E. Forsythe Street	Americus	GA	31709
TB-Montgomery-AL3	111 West Fairview Avenue	Montgomery	AL	36105
TB-Murfreesboro-TN1	520 NW Broad Street	Murfreesboro	TN	37130
TM-Murfreesboro-TN2	1259 N W Broad Street	Murfreesboro	TN	37129
TM-Kennesaw-GA1	2764 Cobb Parkway NW	Kennesaw	GA	30152
TM-Buford-GA1	4264 Buford Drive	Buford	GA	30518
TM-Dalton-Ga1	2600 Waltnut Ave Suite A & B	Dalton	Ga	30719
TM-Griffin-GA1	1308 West Taylor Street	Griffin	GA	30223
TM-Norcross-GA1	181 Norcross Tucker Road	Norcross	GA	30071
TM-Doraville-GA1	5679 Buford Highway	Atlanta	GA	30340
TM-Riverdale-GA1	7527 Highway 85	Riverdale	GA	30274
TM-Columbia-SC4	3100 Two Notch Rd	Columbia	SC	29204
TM-Georgetown-SC1	1331 Church St. , Ste A	Georgetown	SC	29440
TM-Jasper-AL1	602 W Hwy 78	Jasper	AL	35501
TM-GreenSpringsHwy-AL1	2424 Green Springs Hwy	Birmingham	AL	35209
TM-Tuscaloosa-AL1	3003 Lurleen B Wallace Blvd.	Northport	AL	35476
TB-Northport-AL1	3385 McFarland Blvd. North	Northport	AL	35476
TB-Tuscaloosa-AL1	636 15th Street East	Tuscaloosa	AL	35401
AM-Fairfield-AL1	654 Bessemer Hwy	Midfield	AL	35228
TM-Bessemer-AL1	912 9th Ave., North	Bessemer	AL	35020
AM-Bessemer-AL1	1000 9th Ave North	Bessemer	AL	35020
TM-Hueytown-AL1	3051 Allison Bonnett Drive	Hueytown	AL	35023
TM-Roebuck-AL1	9790 Park Way East	Birmingham	AL	35215
TM-Tuscaloosa-AL3	3318 McFarland Blvd. East	Tuscaloosa	AL	35405
TM-Gardendale-AL1	1005 Decatur Hwy	Gardendale	AL	35071
AM-Pelham-AL1	3363 Pelham Pkwy, Ste A	Pelham	AL	35124
TM-Pelham-AL1	3051 Hwy 31 South	Pelham	AL	35124
TM-Alabaster-AL1	1003 1st St North	Alabaster	AL	35007
TM-Tuscaloosa-AL2	92 15th St.	Tuscaloosa	AL	35401

1 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-FivePoints-AL1	2012 Bessemer Road	Birmingham	AL	35208
TM-Birmingham-AL2	7155 Aaron Aronov Drive	Fairfield	AL	35064
TM-Forestdale-AL1	986 Forestdale Blvd.	Forestdale	AL	35214
AM-Forestdale-AL1	939 Forestdale Blvd. Ste. 16	Forestdale	AL	35214
TM-TarrantCity-AL1	1821 Pinson Valley Pkwy	Tarrant	AL	35217
TM-B’ham(Centerpoint)-AL1	2380 Centerpoint Pkwy	Birmingham	AL	35215
TM-Eastlake-AL1	7004 1st Ave North	Birmingham	AL	35206
AM-Roebuck-AL1	9121 Park Way East	Birmingham	AL	35206
AM-Centerpoint-AL1	1855 Centerpoint Pkwy Ste. 103	Birmingham	AL	35215
TB-Homewood-AL1	38 Green Springs Hwy	Homewood	AL	35209
TM-Hoover-AL1	1580 Montgomery Hwy., Ste 3	Hoover	AL	35216
TM-Springfield-IL1	2746 S. 6th Street	Springfield	IL	62703
TM-Springfield-IL3	2155 South MacArthur Blvd	Springfield	IL	62704
TM-Valdosta-GA1	610 North Ashley St	Valdosta	GA	31601
TB-Thomasville-GA1	114 S. Madison St.	Thomasville	GA	31792
TM-Valdosta-GA2	2904 North Ashley St	Valdosta	GA	31602
TM-Bainbridge-GA1	1111 E Shotwell St	Bainbridge	GA	39819
TB-Valdosta-GA1	1621 N. Ashley St.	Valdosta	GA	31602
TM-Cordele-GA1	401A 16th Ave East	Cordele	GA	31015
TM-Tifton-GA1	619 W 7th St	Tifton	GA	31794
TB-Albany-GA1	617 North Slappey Blvd	Albany	GA	39801
TM-Albany-GA1	512 A&B South Slappey Blvd	Albany	GA	39801
TM-Thomasville-GA1	1308 E Jackson St	Thomasville	GA	31792
TM-Albany-GA3	1712 E. Oglethrope Avenue	Albany	GA	39805
TM-Moultrie-GA1	604 1st Ave. SE	Moultrie	GA	31768
TM-Mobile-Moffatt-AL1	4710 Moffett Rd.	Mobile	AL	36618
TM-Mobile-Wilson-AL1	600 S. Wilson Ave.	Mobile	AL	36617
TM-Mobile-Chickasaw-AL1	358 North Craft. Highway	Chickasaw	AL	36611
TM-Mobile-AL1	4656 Airport Blvd. Suite A	Mobile	AL	36608
TM-Mobile-AL2	1960 Government Rd.	Mobile	AL	36606
TM-Mobile-Tillman’sCorner-AL1	5383 Highway 90 West	Mobile	AL	36619
TM-Mobile-Schillinger-AL1	620 Schillinger Rd. S	Mobile	AL	36695
TM-Mobile-Semmes-AL1	7835 Moffett Rd.	Semmes	AL	36575
TM-Mobile-Hillcrest-AL1	2488 Hillcrest Rd., Ste B	Mobile	AL	36695
TM-Mobile-Saraland-AL1	215 Hwy 43 N Ste. D	Saraland	AL	36571
TM-Sylacauga-AL1	714 Ft Williams St	Sylacauga	AL	35150
TM-AlexanderCity-AL1	3916 Hwy. 280, Ste C	Alexander City	AL	35010
TM-Athens-AL1	1129 South Jefferson St	Athens	AL	35611
TM-Anniston-AL1	2101 Quintard Ave	Anniston	AL	36201
TM-Decatur-AL1	901 6th Ave SE	Decatur	AL	35601
TM-Decatur-AL2	1235 Beltline Road	Decatur	AL	35603
TB-Decatur-AL1	2204 6th Avenue SE	Decatur	AL	35601
TM-Talladega-AL1	713 East Battle St.	Talladega	AL	35160
TM-MuscleShoals-AL1	305 Woodward Ave.	Muscle Shoals	AL	35661
TM-Huntsville-AL2	2801 University Dr.	Huntsville	AL	35816
TM-Huntsville-AL1	2710 South Memorial Pkwy	Huntsville	AL	35801
TM-Gadsden-AL2	1127 W. Meighan Blvd.	Gadsden	AL	35901

2 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

US-Gadsden-AL1	931 W Meighan	Gadsden	AL	35901
TM-Gadsden-AL1	203 East Meighan Blvd.	Gadsden	AL	35903
TM-Huntsville-AL5	2010 Jordan Lane NW	Huntsville	AL	35816
TM-Cullman-AL2	716 2nd Ave. NW	Cullman	AL	35055
TM-Cullman-AL1	1402 2nd. Ave. S.W.	Cullman	AL	35055
US-Anniston-AL1	2116 Quintard Ave	Anniston	AL	36201
TM-Hartselle-AL1	155 Hwy 31 SW	Hartselle	AL	35640
TM-Florence-AL1	1225 Florence Blvd.	Florence	AL	35630
TM-Madison-AL1	8591 Madison Blvd.	Madison	AL	35758
TM-Oxford-AL1	539 South Quintard Ave	Oxford	AL	36203
TM-Boaz-AL1	841 US Highway 431	Boaz	AL	35957
TM-Huntsville-AL3	2610 N Memorial Pkwy	Huntsville	AL	35810
US-Huntsville-AL1	9007 Memorial Parksway SW	Huntsville	AL	35802
TM-Huntsville-AL4	11203 Memorial Pkwy SW	Huntsville	AL	35803
TM-Albertville-AL1	7245 US Highway 431	Albertville	AL	35950
TM-Arab-AL1	765 N. Brindlee Mountain Pkwy	Arab	AL	35016
TM-Bristol-VA1	3150 Lee Hwy	Bristol	VA	24202
TM-Pekin-IL1	2800 Court Street	Pekin	IL	61554
TM-Peoria-IL3	715 Western Avenue	Peoria	IL	61604
TM-Bloomington-IL1	1702 East Empire St.	Bloomington	IL	61704
TM-Peoria-IL1	3308 North University	Peoria	IL	61604
TM-Peoria-IL2	2520 W War Memorial Drive	Peoria	IL	61615
TM-East_Peoria-IL1	1318 Washington St	East Peoria	IL	61611
TM-Northwoods-MO1	1B North Oaks Plaza	St. Louis	MO	63121
TM-Wellston-MO1	6212 Dr. Martin Luther King, Suite D	Wellston	MO	63133
TM-Berkeley-MO1	9640 Natural Bridge Rd.	Berkeley	MO	63134
TM-Berkeley-MO2	8640 Airport Road	Berkeley	MO	63134
TM-Florissant-MO2	2749 N. Highway 67	Florissant	MO	63033
TM-Florissant-MO1	12865 New Halls Ferry	Florissant	MO	63066
TM-Florissant-MO3	785 N. Highway 67	Florissant	MO	63031
TM-Moline_Acres-MO1	2474 Chambers Rd.	Moline Acres	MO	63136
TM-Shrewsbury-MO1	7742 Watson Road	Shrewsbury	MO	63119
US-Montgomery-AL2	3119 Atlanta Hwy	Montgomery	AL	36109
TB-Montgomery-AL1	5300 Atlanta Highway	Montgomery	AL	36109
US-Montgomery-AL1	2224 East South Blvd.	Montgomery	AL	36116
TM-Montgomery-AL3	542 W. Fairview Ave	Montgomery	AL	36105
TM-PhenixCity-AL1	1155 US Hwy 280/431 N	Phenix City	AL	36867
TB-Phenix_City-AL2	1414 Fourteenth St	Phenix City	AL	36867
TB-Prattville-AL1	215 South Memorial Dr.	Prattville	AL	36067
TM-Prattville-AL1	733 S. Memorial Dr.	Prattville	AL	36067
TM-Enterprise-AL1	912 1/2 Rucker Blvd.	Enterprise	AL	36330
TM-Montgomery-AL4	5308 Atlanta Hwy	Montgomery	AL	36109
TM-Montgomery-AL2	3328 Atlanta Hwy	Montgomery	AL	36109
TM-Andalusia-AL1	1800 E Three Notch	Andalusia	AL	36420
TM-Ozark-AL1	2205 S US Hwy 231	Ozark	AL	36360
TB-Auburn-AL2	1848 Opelika Road	Auburn	AL	36830
TM-Wetumpka-AL1	5566 US Hwy 231	Wetumpka	AL	36092

3 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Troy-AL1	1211 US Hwy 231 South	Troy	AL	36081
TM-Montgomery-AL1	2453 East South Blvd	Montgomery	AL	36116
TM-Lanett-AL1	2106 S. Broad Ave.	Lanett	AL	36863
US-Lanett-AL1	1318 South Gilmer Ave	Lanett	AL	36863
TB-Dothan-AL1	2426 S. Oates St.	Dothan	AL	36301
TM-Dothan-AL2	1085 Ross Clark Circle Ste 1	Dothan	AL	36303
TB-Dothan-AL3	2321 Montgomery Hwy.	Dothan	AL	36303
TM-Eufaula-AL1	1001 South Eufaula Ave	Eufaula	AL	36027
TM-Dothan-AL1	3565 Montgomery Hwy Ste. 2	Dothan	AL	36303
TM-Phenix_City-AL2	810 13th St	Phenix City	AL	36867
TM-Opelika-AL2	1616 Pepperell Pkwy	Opelika	AL	36801
TM-Opelika-AL1	3901 Pepperell Pkwy	Opelika	AL	36801
US-Opelika-AL1	1906 Pepperell Pkwy	Opelika	AL	36801
US-Selma-AL1	1618 Broad St	Selma	AL	36701
TM-Selma-AL1	1016 Highland Ave	Selma	AL	36701
TM-Dekalb-GA1	3665 Flat Shoals Road Suite B	Decatur	GA	30034
TB-Dekalb-GA1	2889 South Rainbow Dr. Ste B	Decatur	GA	30034
TM-Avondale-GA1	3454 Memorial Dr	Decatur	GA	30032
TM-Candler-GA1	307 Candler Road SE	Atlanta	GA	30317
TM-Dekalb-GA2	4918 Covington Hwy. Ste. 7	Decatur	GA	30035
TM-Clarkston-GA1	4222 E Ponce Deleon Ave	Clarkston	GA	30021
TM-Cheshire_Bridge-GA1	2280 Cheshire Bridge Rd, Ste B	Atlanta	GA	30324
TM-Atlanta-GA7	2740 Greenbriar Parkway S.W., Suite 17	Atlanta	GA	30331
TM-ForestPark-GA2	5970 Old Dixie Highway	Forest Park	GA	30297
TM-ForestPark-GA1	3819 Jonesboro Road Ste. B	Atlanta	GA	30354
TB-MLK-GA1	2870 MLK Blvd. Jr. Dr. SW	Atlanta	GA	30311
TM-Dekalb-GA4	4689 B Memorial Dr	Decatur	GA	30032
TM-Atlanta-GA2	1231 Moreland Avenue SE	Atlanta	GA	30316
TM-MLK-GA1	3024A MLK Jr. Drive	Atlanta	GA	30311
TM-Campbellton-GA1	2132 Campbellton Road, Ste	Atlanta	GA	30311
TM-Atlanta-GA6	1820 Metropolitan Parkway	Atlanta	GA	30315
TM-CollegePark-GA1	5195 Old National Hwy.	College Park	GA	30349
TM-Eastpoint-GA1	3137 Main Street	Eastpoint	GA	30344
TM-Springfield-MO1	1325 W. Kearney Street	Springfield	MO	65803
TM-Kingsport-TN1	1112 East Stone Drive	Kingsport	TN	37660
TM-Morristown-TN1	1715 W Andrew Johnson Hwy	Morristown	TN	37814
TM-Cleveland-TN2	104 Keith Street	Cleveland	TN	37311
TM-Elizabethton-TN1	141 West Elk Ave	Elizabethton	TN	37643
TM-Chattanooga-TN1	6215 Lee Hwy, Ste A	Chattanooga	TN	37421
TM-Chattanooga-TN4	4425 Highway 58	Chattanooga	TN	37416
TM-Cleveland-TN1	2865 Keith St NW	Cleveland	TN	37312
TB-Cleveland-TN1	2501 North Ocoee St	Cleveland	TN	37311
TB-Chattanooga-TN1	4617 Brainerd Rd. Ste. D	Chattanooga	TN	37411
TM-Chattanooga-TN2	4317 Ringgold Rd.	Chattanooga	TN	37412
TM-Newport-TN1	514 A West Broadway	Newport	TN	37821
TM-Greeneville-TN1	1255 East Andrew Johnson Hwy	Greeneville	TN	37745
TM-Bristol-TN2	1266 Volunteer Parkway	Bristol	TN	37620

4 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Athens-TN1	1415-B Decatur Pike	Athens	TN	37303
TM-Rossville-TN2	4720 Rossville Blvd.	Chattanooga	TN	37407
TM-RedBank-TN1	1943 Dayton Blvd.	Chattanooga	TN	37415
TM-Hixson-TN1	5221 Highway 153	Hixson	TN	37343
TB-Hixson-TN1	4844 Hixson Pike	Hixson	TN	37343
TB-Chattanooga-TN2	6925 Lee Hwy.	Chattanooga	TN	37421
TM-JohnsonCity-TN2	1918 South Roan St.	Johnson City	TN	37601
TM-JohnsonCity-TN1	2617 North Roan St.	Johnson City	TN	37601
TM-Bristol-TN1	2849 W. State St.	Bristol	TN	37620
TM-WarnerRobins-GA2	1110 Russell Pkwy	Warner Robins	GA	31088
TM-Swainsboro-GA1	219 South Main Street	Swainsboro	GA	30401
TM-Dublin-GA2	225 East Jackson Street, Suite A&B	Dublin	GA	31021
TB-Dublin-GA1	713 North Jefferson St.	Dublin	GA	31021
TM-Dublin-GA1	1955 Veterans Blvd.	Dublin	GA	31021
TB-Milledgeville-GA1	1240 N. Columbia St.	Milledgeville	GA	31061
TM-Milledgeville-GA1	2419 North Columbia St.	Milledgeville	GA	31061
TM-Macon-GA4	3597 Mercer University Drive	Macon	GA	31204
TM-Macon-GA2	605 Shurling Drive	Macon	GA	31217
TB-Macon-GA2	1068 Gray Highway	Macon	GA	31211
TB-Macon-GA1	3557 Pio Nono Ave.	Macon	GA	31206
TM-Macon-GA1	4121 Pio Nono Ave.	Macon	GA	31206
TM-Macon-GA3	2444 Pio Nono Ave.	Macon	GA	31206
TM-FortValley-GA1	304 N. Camelia Blvd., Ste C	Ft. Valley	GA	31030
TB-Warner_Robins-GA1	1455 Watson Blvd.	Warner Robins	GA	31093
TM-WarnerRobins-GA1	1901 Watson Blvd.	Warner Robins	GA	31093
TM-Perry-GA1	1424 C Sam Nunn Bvld	Perry	GA	31069
TM-Cape_Girardeau-MO1	204 North Kingshighway Street	Cape Girardeau	MO	63701
TM-Farmington-MO1	215 W. Karsch	Farmington	MO	63640
TM-Pearl-MS1	3013 Highway 80	Pearl	MS	39208
TM-Nashville-GallatinRd-TN1	908 Gallatin Ave.	Nashville	TN	37206
TB-Nashville-TN1	2803 Gallatin Pike	Nashville	TN	37206
TM-Nashville-TN3	2939 Dickerson Pike	Nashville	TN	37207
TM-Nashville-TN10	712 Dickerson Pike, Suite 201	Nashville	TN	37207
TM-Hendersonville-TN1	277 West Main St.	Hendersonville	TN	37075
TM-Nashville-TN8	5528 Charlotte Pike	Nashville	TN	37209
TM-Nashville-TN6	6403 Charlotte Pike	Nashville	TN	37209
TM-Nashville-TN5	2562 Murfreesboro Rd.	Nashville	TN	37217
TM-Nashville-TN2	1050 Murfreesboro Pike	Nashville	TN	37217
TM-Springfield-TN1	906 Memorial Blvd.	Springfield	TN	37172
TM-Lebanon-TN1	1106 W. Main St.	Lebanon	TN	37087
TM-Dickson-TN1	424 Hwy 46 South	Dickson	TN	37055
TB-Lebanon-TN1	321 N. Cumberland Ave.	Lebanon	TN	37087
TN-Gallatin-TN1	171 W Broadway	Gallatin	TN	37066
TM-Franklin-TN1	1117 Murfreesboro Rd.	Franklin	TN	37064
TM-Smyrna-TN1	128 North Lowry St.	Smyrna	TN	37167
TM-Madison-TN2	1008 South Gallatin Pike	Madison	TN	37115
TM-Nashville-TN9	3801 Gallatin Road	Nashville	TN	37216

5 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Nashville-TN11	4807 Nolensville Rd.	Nashville	TN	37211
TB-Nashville-TN2	4022 Nolensville Road	Nashville	TN	37211
TM-Bordeaux-TN1	3731 Clarksville Pike	Nashville	TN	37218
TM-Nashville-TN1	3002 Nolensville Pike	Nashville	TN	37211
TM-Murfreesboro-TN1	906 Memorial Blvd.	Murfreesboro	TN	37130
TM-Goodlettsville-TN1	305 South Main St.	Goodlettsville	TN	37072
TM-Madison-TN1	109 Edgemeade Blvd.	Madison	TN	37115
TM-Nashville-LebanonPike-TN1	2604 Lebanon Pike	Nashville	TN	37214
TM-Hermitage_Hills-TN1	3950 Lebanon Rd.	Hermitage	TN	37076
TM-Belleville-IL1	772 Carlyle Avenue	Belleville	IL	62221
TM-East_Alton-IL1	610 Lewis and Clark Blvd.	East Alton	IL	62024
TM-WoodRiver-IL1	1102 East Edwardsville Road	Wood River	IL	62095
TM-Cahokia-IL1	1301 Camp Jackson Rd.	Cahokia	IL	62206
TM-Fairview_Heights-IL1	10226 Lincoln Trail	Fairview Heights	IL	62208
TM-Fairview_Heights-IL2	518 Lincoln Highway	Fairview Heights	IL	62208
TM-Highland-IL1	2633 Northtown Way	Highland	IL	62249
TM-Naperville-IL1	803 E. Ogden Ave.	Naperville	IL	60563
TM-Glen_Ellyn-IL1	315 Roosevelt Rd.	Glen Ellyn	IL	60137
TM-O’Fallon-MO1	1330 Highway K	O’Fallon	MO	63366
TM-Pacific-MO1	301 Hoven Drive	Pacific	MO	63069
TM-Fenton-MO1	170 Gravois Bluffs Circle Ste. E	Fenton	MO	63026
TM-High_Ridge-MO1	4510 Gravois Village	High Ridge	MO	63049
TM-Troy-MO1	160 Magee Street	Troy	MO	63379
TM-Arnold-MO1	4023 Jeffco Blvd., Ste A	Arnold	MO	63010
TM-Ballwin-MO1	15209 Manchester Road	Ballwin	MO	63011
TM-Lake_St._Louis-MO1	6259 Ronald Reagan Drive	Lake St. Louis	MO	63367
TM-Crystal_City-MO1	302 S. Truman Blvd.	Crystal City	MO	63019
TM-Olive_Branch-MS1	4811 Goodman Road	Olive Branch	MS	38654
TB-Covington-GA1	9119 Highway 278 E Suite C	Covington	GA	30014
TM-Marietta-GA4	570 Cobb Pkwy	Marietta	GA	30060
TB-Cumming-GA1	548 Atlanta Hwy	Cumming	GA	30040
TM-Snellville-GA2	2028 Scenic Hwy	Snellville	GA	30078
TM-Roswell-GA1	10475 Alpharetta St.	Roswell	GA	30075
TM-Lawrenceville-GA2	911 Duluth Highway	Lawrenceville	GA	30043
TB-Conyers-GA1	1810 Georgia Highway 20	Conyers	GA	30013
TM-Jonesboro-GA2	1291 Mount Zion Road	Morrow	GA	30260
TM-Newnan-GA1	120 Jefferson St.	Newnan	GA	30263
TM-Sandy_Springs-GA1	7875 Roswell Road	Sandy Springs	GA	30350
TM-Gainesville-GA2	215 Jesse Jewell Pkwy.	Gainesville	GA	30501
TB-Roswell-GA1	10350 Alpharetta Street	Roswell	GA	30075
TM-Lawrenceville-GA3	575 W. Pike St. Suite 4	Lawrenceville	GA	30045
TM-Cumming-GA2	231 Atlanta Hwy	Cumming	GA	30040
TM-Hiram-GA1	5739 Wendy Bagwell Pky Ste 1	Hiram	GA	30141
TM-McDonough-GA1	842 Hampton Road 20/81	McDonough	GA	30253
TM-Loganville-GA1	4648 Hwy 78	Walton	GA	30052
TB-Gainesville-GA2	1507 Browns Bridge Rd	Gainesville	GA	30501
TM-Carrollton-GA1	928 South Park St, Ste A	Carrollton	GA	30117

6 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TB-Carrollton-GA1	719 Bankhead HWY	Carrollton	GA	30117
TB-Marietta-GA1	492 Cobb Parkway	Marietta	GA	30060
TM-Fayetteville-GA1	1300 Highway 85 N	Fayetteville	GA	30214
TM-Elberton-GA1	125 Elberton Street	Elberton	GA	30635
TM-Athens-GA1	2225 West Broad St	Athens	GA	30606
TM-Rome-GA2	1705 Turner McCall Blvd. SE	Rome	GA	30161
TB-Dalton-GA1	208 E. Walnut Ave.	Dalton	GA	30721
TM-Dalton-GA2	301 North Glenwood Ave	Dalton	GA	30721
TM-Toccoa-GA1	102 Rose Lane	Toccoa	GA	30577
TM-Augusta-GA4	3240 Peach Orchard Rd., Ste 10	Augusta	GA	30906
TB-Columbus-GA1	3401 Veterans Pkwy, Ste A	Columbus	GA	31904
TM-Columbus-GA1	4507 Veterans Pkwy	Columbus	GA	31904
TM-Madison-GA1	1648 A Eatonton Rd.	Madison	GA	30650
TM-Rome-GA1	2108 Shorter Ave NW	Rome	GA	30165
TM-Chatsworth-GA1	49 D Jackson Lake Rd.	Chatsworth	GA	30705
US-Athens-GA1	1855 W. Broad St.	Athens	GA	30604
TM-Athens-GA2	130 Gaines School Rd	Athens	GA	30605
TM-Waynesboro-GA1	1209 N. Liberty St.	Waynesboro	GA	30830
TM-Augusta-GA1	3096 Deans Bridge Rd.	Augusta	GA	30906
TM-Thomson-GA1	1001 Washington Rd.	Thomson	GA	30824
TM-Calhoun-GA1	333 Hwy 53	Calhoun	GA	30701
TM-Thomaston-GA1	616 N. Church St.	Thomaston	GA	30286
TM-Columbus-GA2	3809 Victory Drive, Ste B	Columbus	GA	31903
TB-Columbus-GA2	3245 Victory Drive	Columbus	GA	31903
TM-Jasper-GA1	106 Travel Rest Rd. Suite C	Jasper	GA	30143
TM-Augusta-GA6	2625 Deans Bridge Rd., Suite A	Augusta	GA	30906
TB-Augusta-GA3	3018 Peach Orchard Road	Augusta	GA	30906
TM-Ft.Oglethorpe-GA1	1134 Battlefield Pkwy	Ft. Oglethorpe	GA	30742
TM-Augusta-GA2	3865 Washington Rd.	Martinez	GA	30907
TB-Augusta-GA1	3727 Washington Rd.	Martinez	GA	30907
TB-Rossville-GA1	511-513 Chickamauga Ave	Rossville	GA	30741
TM-LaGrange-GA1	422 New Franklin Road, Ste B	LaGrange	GA	30240
TB-LaGrange-GA1	101 New Franklin Road, Ste D	LaGrange	GA	30240
TM-Jackson-TN1	2089 N. Highland Ave. Suite E	Jackson	TN	38305
TM-Jackson-TN2	2030 South Highland Avenue	Jackson	TN	38301
TM-Milan-TN1	3100 South 1st St.	Milan	TN	38358
TM-Lovejoy-GA1	11386 Tara Blvd	Hampton	GA	30228
TB-Jonesboro-GA2	7868 Tara Blvd.	Jonesboro	GA	30236
TB-Newnan-GA1	168 Temple Avenue	Newnan	GA	30263
TM-Monroe-GA1	1025 D West Spring St	Monroe	GA	30655
TM-Lawrenceville-GA4	2349 Highway 29	Lawrenceville	GA	30044
TM-Tucker-GA1	210 Scenic Hwy	Lawrenceville	GA	30045
TM-Norcross-GA4	6405 A Peachtree Ind. Blvd.	Norcross	GA	30092
TM-Cartersville-GA1	36 South Morningside Drive	Cartersville	GA	30120
TM-Griffin-GA2	1650 N Expressway	Griffin	GA	30223
TM-Smyrna-GA1	2052 S. Cobb Drive	Marietta	GA	30060
TM-Chamblee-GA1	5513 Peachtree Industrial Blvd	Chamblee	GA	30341

7 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Chamblee-GA2	4667 Buford Hwy	Chamblee	GA	30341
TM-Jonesboro-GA3	8122 Tara Blvd.	Jonesboro	GA	30236
TB-Riverdale-GA1	720 Hwy 138	Riverdale	GA	30274
TM-Stockbridge-GA1	7348 Davidson Pkwy South, Suite B	Stockbridge	GA	30281
TM-Conyers-GA2	1896 Highway 20 SE	Conyers	GA	30013
TM-Stone_Mountain-GA1	1109 Goldsmith Road, Ste C	Stone Mountain	GA	30083
TM-Marietta-GA1	277 C South Marietta Pkwy	Marietta	GA	30064
TM-Marietta-GA8	4861 Canton Road	Marietta	GA	30066
TM-Gainesville-GA1	237 John Morrow Jr. Pkwy, Ste 1026	Gainesville	GA	30501
TB-Loganville-GA1	4132 Atlanta Hwy	Loganville	GA	30052
TM-Marietta-GA3	1416 Roswell Rd	Marietta	GA	30062
TM-Marietta-GA5	341 Cobb Parkway North	Marietta	GA	30062
TM-Woodstock-GA1	6869 Hwy 92	Woodstock	GA	30189
TM-Atlanta-GA3	2481 Cobb Pkwy	Smyrna	GA	30080
TB-Buford-GA1	1930 Buford Mill Dr. Ste. A	Buford	GA	30519
TM-Canton-GA1	652 Riverstone Pkwy. Ste. 107	Canton	GA	30114
TM-Mableton-GA1	744 Veterans Memorial Hwy	Mableton	GA	30126
TM-Cedartown-GA1	102 North Main St.	Cedartown	GA	30125
TM-Covington-GA1	3194 Highway 278	Covington	GA	30014
TM-Carrollton-GA2	744 Bankhead Hwy Ste B.	Carrollton	GA	30117
TM-Norcross-GA3	2070 Beaver Ruin Rd. Ste A	Norcross	GA	30071
TM-Winder-GA1	105 East May St., Ste 500	Winder	GA	30680
TM-Riverdale-GA3	6030 GA Hwy 85, Suite 238	Riverdale	GA	30274
TM-Riverdale-GA2	5431 Riverdale Rd, #3176	College Park	GA	30349
TB-Lilburn-GA2	5785 Lawrenceville Hwy	Tucker	GA	30084
TB-Acworth-GA1	5505 Bells Ferry Rd., Bldg.100, Ste. A	Acworth	GA	30102
TM-Conyers-GA1	1203 West Ave	Conyers	GA	30012
TM-Lilburn-GA1	4271 Lawrenceville Hwy. Ste	Lilburn	GA	30047
TM-Dekalb-GA3	2572 Lawrenceville Hwy Ste B	Decatur	GA	30033
TM-Lawrenceville-GA1	4192 Lawrenceville Hwy.	Tucker	GA	30084
TM-Austell-GA1	2993 Bankhead Hwy	Austell	GA	30168
TM-Douglasville-GA2	2978 Hwy 5	Douglasville	GA	30135
US-Douglasville-GA1	6239A Fairburn Rd	Douglasville	GA	30134
TM-Marietta-GA6	1873 Cobb Pkwy, SE	Marietta	GA	30060
TB-Jonesboro-GA1	6346 Tara Blvd.	Jonesboro	GA	30236
TM-Morrow-GA1	2331 Lake Harbin Rd.	Morrow	GA	30260
TM-UnionCity-GA1	4791 Jonesboro Road Ste 1	Union City	GA	30291
TM-Lilburn-GA2	4974 Hwy 78	Lilburn	GA	30047
TM-Acworth-GA1	5000 Cowan Road	Acworth	GA	30101
TM-Acworth-GA2	3934 Cobb Pkwy. NW	Acworth	GA	30101
TM-Snellville-GA1	3450 Highway 78, Ste A	Snellville	GA	30078
TB-Riverdale-GA2	6141 Hwy. 85, Ste. B	Riverdale	GA	30274
TM-NorthAugusta-SC2	328 Edgefield Rd.	North Augusta	SC	29841
TM-Lancaster-SC1	980 North Main St., Ste B	Lancaster	SC	29720
TM-Rock_Hill-SC1	1671 North Cherry Rd. Ste. 101	Rock Hill	SC	29732
TM-Newberry-SC1	2044 Wilson Rd.	Newberry	SC	29108
TM-Camden-SC1	1031 W. Dekalb St., Ste B	Camden	SC	29020

8 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-NorthAugusta-SC1	429 E. Martintown Rd.	North Augusta	SC	29841
TM-Aiken-SC2	1320 Richland Ave West	Aiken	SC	29801
TM-Orangeburg-SC1	891 John C. Calhoun Drive	Orangeburg	SC	29115
TM-Barnwell-SC1	10520 Dunbarton Blvd.	Barnwell	SC	29812
TM-Chester-SC1	1836 J.A. Cochran Bypass Ste.A	Chester	SC	29706
TM-York-SC1	715 East Liberty Street	York	SC	29745
TM-Columbia-SC8	1427 Broad River Rd.	Columbia	SC	29210
TM-Irmo-SC1	6157 St. Andrews Road	Columbia	SC	29210
TB-Columbia-SC2	7352- A Two Notch Road	Columbia	SC	29223
TM-Columbia-SC7	4624 Devine St., Ste B	Columbia	SC	29202
TM-Columbia-SC1	3038 Broad River Rd, Ste A	Columbia	SC	29210
TM-Sumter-SC1	1021 Broad St. Ext. Ste B	Sumter	SC	29150
TM-Columbia-SC6	7354 Garners Ferry Rd.	Columbia	SC	29209
TM-Columbia-SC3	7301 Two Notch Rd.	Columbia	SC	29223
TM-Columbia-SC5	1400 Charleston Hwy.	West Columbia	SC	29169
TM-WestColumbia-SC1	2600 Augusta Rd.	West Columbia	SC	29169
TM-Columbia-SC2	3320 North Main St, Ste A	Columbia	SC	29203
TM-Hampton-SC1	1006 West Elm Street.	Hampton	SC	29924
TM-RockHill-SC2	205 Albright Rd.	Rock Hill	SC	29730
TM-Florence-SC1	1416 S Irby St, Ste A	Florence	SC	29505
TM-Kingstree-SC1	1305 N Longstreet Ste 1	Kingstree	SC	29556
TM-Darlington-SC1	600 S. Main St.	Darlington	SC	29532
TM-Marion-SC1	105 East Liberty St., Ste A	Marion	SC	29571
TM-Myrtle_Beach-SC1	1627 Hwy 501, Ste A	Myrtle Beach	SC	29577
TM-Bennettsville-SC1	203 15-401 Bypass E	Bennettsville	SC	29512
TM-Mullins-SC1	105 McIntyre Street	Mullins	SC	29574
TM-Conway-SC1	420 Wright Blvd., Ste B	Conway	SC	29526
TM-PortRoyal-SC1	1330 Ribaut Rd., Suite A	Port Royal	SC	29935
TB-Beaufort-SC1	2311 Boundary St., Suite B	Beaufort	SC	29902
TM-Beaufort-SC1	2447 Boundary St, Ste A	Beaufort	SC	29906
TM-North_Charleston-SC1	5510 Rivers Ave	North Charleston	SC	29406
TM-Cheraw-SC1	129 Chesterfield Highway	Cheraw	SC	29520
TM-GooseCreek-SC1	114 St. James Ave, Ste A	Goose Creek	SC	29445
TM-Florence-SC2	1807 W Palmetto St	Florence	SC	29501
TM-MoncksCorner-SC1	303 North Hwy 52, Ste A	Moncks Corner	SC	29461
TM-Charleston-SC1	1738 Savannah Hwy	Charleston	SC	29407
TM-Charleston-SC4	3281 Ashley Phosphate Road, Ste A	North Charleston	SC	29418
TM-Dillon-SC1	1300 Highway 301 North, Ste 2	Dillon	SC	29536
TM-Walterboro-SC1	250 North Jefferies Blvd.	Walterboro	SC	29488
TM-Charleston-SC3	1030 Folly Road Ste B	Charleston	SC	29412
TM-Bluffton-SC1	1294 Fording Island Rd, Suite A	Bluffton	SC	29910
TM-Charleston-SC5	1735 Sam Rittenburg Blvd.	Charleston	SC	29407
TM-Mt.Pleasant-SC1	611 Johnnie Dodds Blvd.	Mt. Pleasant	SC	29464
TM-Hartsville-SC1	713 S 5th St	Hartsville	SC	29550
TM-Summerville-SC2	606 Bacons Bridge Road	Summerville	SC	29485
TM-Summerville-SC1	705 North Main St, Ste A	Summerville	SC	29483
TM-Greenville-SC3	6114 White Horse Road, Ste A	Greenville	SC	29611

9 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Anderson-SC2	100 W Shockley Ferry Rd.	Anderson	SC	29624
TB-Greenwood-SC1	1632 Bypass 72 NE	Greenwood	SC	29649
TM-Simpsonville-SC1	1014 N.E. Main St.	Simpsonville	SC	29681
TM-Greenville-SC1	1601 Laurens Road, Ste A	Greenville	SC	29607
TM-Taylors-SC1	3103 Wade Hampton Blvd.	Taylors	SC	29687
TM-Greenville-SC2	2711 Anderson Rd, Suite C	Greenville	SC	29611
TM-Greenville-SC5	201 Mauldin Road, Suite A	Greenville	SC	29605
TM-Mauldin-SC1	504 N. Main St.	Mauldin	SC	29662
TM-Greenville-SC6	1860 Woodruff Rd.	Greenville	SC	29607
TM-Anderson-SC1	3316 North Main St.	Anderson	SC	29621
TM-Greenville-SC4	947 N. Pleasantburg Dr., Ste B	Greenville	SC	29607
TB-Gaffney-SC1	201 Cherokee Ave. Ste. A	Gaffney	SC	29341
TM-Spartanburg-SC1	1305 Asheville Hwy, Ste B	Spartanburg	SC	29303
TM-Spartanburg-SC2	1940 E. Main Street	Spartanburg	SC	29307
TB-Laurens-SC1	920 East Main St., Ste A	Laurens	SC	29360
TM-Clinton-SC1	900-B South Broad Street	Clinton	SC	29325
TM-Easley-SC1	6793 Calhoun Memorial Pkwy	Easley	SC	29640
TM-Gaffney-SC1	1546 W. Floyd Baker Blvd(move)	Gaffney	SC	29341
TM-Greenwood-SC1	1004 Montague Ave., Ste B	Greenwood	SC	29649
TM-Pelzer-SC1	103 Highway 20 South	Pelzer	SC	29669
TM-Knoxville-TN5	7213 Kingston Pike	Knoxville	TN	37919
TM-Knoxville-TN2	5300 Clinton Hwy	Knoxville	TN	37912
TM-Knoxville-TN3	3009 North Broadway	Knoxville	TN	37917
TM-OakRidge-TN1	116 South Illinois Ave	Oak Ridge	TN	37830
TM-Knoxville-TN4	3917 Chapman Hwy	Knoxville	TN	37920
TM-Knoxville-TN1	2522 East Magnolia Ave	Knoxville	TN	37914
TM-Knoxville-TN6	6533 Maynardsville Hwy	Knoxville	TN	37918
TM-Alcoa-TN1	249 S. Hall Rd.	Alcoa	TN	37701
TM-LenoirCity-TN1	525 Hwy 321 N	Lenoir City	TN	37771
TM-Memphis-TN1	4440 Elvis Presley Blvd.	Memphis	TN	38116
TM-Memphis-TN3	3450 Mill Branch Rd.	Memphis	TN	38116
TM-Memphis-TN24	3037 N. Thomas St.	Memphis	TN	38127
TB-Memphis-TN1	2365 Frayser Blvd.	Memphis	TN	38122
TM-Memphis-TN22	2731 Range Line Rd.	Memphis	TN	38127
TM-Memphis-TN6	3956 Jackson Avenue	Memphis	TN	38128
TM-Memphis-TN8	4195 Summer Avenue	Memphis	TN	38122
TM-Memphis-TN9	3190 Summer Avenue	Memphis	TN	37112
TM-Memphis-TN7	3024 Hwy 61 South	Memphis	TN	38109
TM-Memphis-TN2	5343 Knight Arnold Road	Memphis	TN	38115
TM-Memphis-TN10	2439-A Covington Pike	Memphis	TN	38128
TM-Memphis-TN13	5231 Winchester Rd.	Memphis	TN	38118
TM-Memphis-TN11	3130 Austin Peay Hwy	Memphis	TN	38128
TM-Memphis-TN18	5409 Elvis Presley Blvd.	Memphis	TN	38116
TM-Memphis-TN14	6330 Winchester Road	Memphis	TN	38115
TM-Memphis-TN15	2265 Lamar Ave	Memphis	TN	38114
TM-Memphis-TN19	3798 Park Ave.	Memphis	TN	38111
TM-Memphis-TN20	4671 Riverdale Rd.	Memphis	TN	38141

10 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-Memphis-TN17	7243 Stage Road	Memphis	TN	38133
TM-Memphis-TN21	4894 Summer Ave.	Memphis	TN	38122
TM-Memphis-TN4	1623 Getwell Rd.	Memphis	TN	38111
TM-Memphis-TN16	1120 N Germantown Pkwy	Cordova	TN	38138
TM-Memphis-TN25	1930 South Third Street	Memphis	TN	38109
TM-Memphis-TN5	5996 Mt. Moriah Rd.	Memphis	TN	38115
TB-Brunswick-GA1	3490 Cypress Mill Road	Brunswick	GA	31520
TM-Waycross-GA1	908 Memorial Dr.,Ste A	Waycross	GA	31501
TM-Savannah-GA2	2717 Skidaway Road	Savannah	GA	31404
TM-Savannah-GA1	5507 Abercorn St	Savannah	GA	31405
TB-Savannah-GA1	6826 Abercorn St	Savannah	GA	31405
TM-Baxley-GA1	503-A West Parker St.	Baxley	GA	31513
TB-Hinesville-GA1	776 EG Miles Pkwy Suite A	Hinesville	GA	31313
TM-Hinesville-GA1	230 General Screven Way, Ste 106A	Hinesville	GA	31313
TM-Douglas-GA1	1205 South Madison Ave	Douglas	GA	31533
TB-Garden_City-GA1	5150 Augusta Rd.	Garden City	GA	31409
TM-Jesup-GA1	792-A North 1st St.	Jesup	GA	31545
TB-Savannah-GA2	1976 Victory Dr., Suite B&C	Savannah	GA	31404
TM-Brunswick-GA1	4400 Altama Ave	Brunswick	GA	31520
TM-GardenCity-GA1	4219 Augusta Road	Garden City	GA	31408
TM-Vidalia-GA1	700 East First St	Vidalia	GA	30474
TB-Vidalia-GA1	919 East First St.	Vidalia	GA	30474
TM-Kingsland-GA1	115 Kingsbay Rd, Ste D	Kingsland	GA	31548
TM-Pooler-GA1	856 Highway 80	Pooler	GA	31322
TM-Statesboro-GA1	208 C.Northside Dr. East	Statesboro	GA	30458
TM-Rincon-GA1	357 S. Columbia Ave	Rincon	GA	31326
TB-Hinesville-GA2	552 W. Oglethorpe Hwy. Ste. 108	Hinesville	GA	31313
TB-Savannah-GA3	8820 Abercorn Street	Savannah	GA	31406
TM-Savannah-GA3	10403 Abercorn St.	Savannah	GA	31419
TB-Columbia-TN1	1702 Carmack Blvd.	Columbia	TN	38401
TM-Columbia-TN1	1105 -A Nashville Highway	Columbia	TN	38401
TM-Lawrenceburg-TN1	319 North Locust Street	Lawrenceburg	TN	38464
TM-Lewisburg-TN1	854 N. Ellington Pkwy.	Lewisburg	TN	37091
TM-Pulaski-TN1	820 W. College St.	Pulaski	TN	38478
TM-Tullahoma-TN1	911 North Jackson St.	Tullahoma	TN	37388
TM-McMinnville-TN1	241 Northgate Dr	McMinnville	TN	37110
TM-Cookeville-TN1	800 South Jefferson	Cookeville	TN	38501
TM-Clarksville-TN2	2168 Wilma Rudolph Blvd.	Clarksville	TN	37040
TM-Shelbyville-TN1	531 Madison St.	Shelbyville	TN	37160
TM-Clarksville-TN1	1986 Ft. Campbell Blvd.	Clarksville	TN	37042
TM-Winchester-TN1	356 Dinah Shore Blvd.	Winchester	TN	37398
TM-Mobile-AL3	3223 Springhill Avenue	Mobile	AL	36607
TM-Clanton-AL1	208 7th Street South	Clanton	AL	35045
TM-Birmingham-AL5	7712 Crestwood Blvd	Brimingham	AL	35210
TM-Fort_Payne-AL1	1110 Glenn Blvd. Suite B	Fort Payne	AL	35967
TM-Dellwood-MO1	9814 W. Florissant Avenue	Dellwood	MO	63136
TM-Country_Club_Hills-MO1	7405 W. Florissant Avenue	Country Club Hills	MO	63136

11 of 12

Exhibit A

LOCATIONS AS OF 4/16/09

TM-St._Louis-MO7	2629 Gravois Avenue	St. Louis	MO	63118
TM-St. Louis-MO5	3227 South Kingshighway Blvd	St. Louis	MO	63139
TM-St._Louis-MO1	1311 North Grand Blvd	St. Louis	MO	63106
TM-East_Point-GA2	2690 Sylvan Road	East Point	GA	30344
TM-Springfield-MO2	1827 N. Glenstone Avenue	Springfiled	MO	65803
TM-Desloge-MO1	402 N. State St.	Desloge	MO	63601
TM-Murfreesboro-TN3	116 Chaffin Place	Murfreesboro	TN	37129
TM-LaVergne-TN1	5174 Murfreesboro Rd	LaVergne	TN	37086
TM-O’Fallon-MO2	503 South Main Street	O’Fallon	MO	63366
TM-Olive_Branch-MS2	7075 Cockrum Street	Olive Branch	MS	38654
TB-Doraville-GA1	5310 Buford Highway	Doraville	GA	30340
TB-Kennesaw-GA1	2176 Cobb Parkway N	Kennesaw	GA	30152
TB-Marietta-GA3	3097 Canton Rd.	Marietta	GA	30066
TM-Dallas-GA1	1099-A Merchants Drive	Dallas	GA	30132
TM-Marietta-GA7	2400 Delk Road	Marietta	GA	30067
TM-Claycomo-MO1	300 E US Highway 69	Kansas City	MO	64119
TM-Lee’_Summit-MO-1	760 NE State Route 291	Lee’s Summit	MO	64086
TM-Liberty-MO1	342A S 291 Hwy	Liberty	MO	64068
TM-Lake_City-SC1	105 S. Ron McNair Blvd	Lake City	SC	29560
TB-Greenville-SC1	1158 North Pleasantburg Drive	Greenville	SC	29607
TM-Berea-SC1	2 Farrs Bridge Road	Berea	SC	29617
TM-Memphis-TN23	2961 Covington Pike	Memphis	TN	38128
TM-Memphis-TN27	8939 US Hwy 64	Arlington	TN	38002
TM-Memphis-TN26	319 N Cleveland Street	Memphis	TN	38104
TM-Memphis-TN12	1646 Sycamore View Road	Memphis	TN	38134
TM-Savannah-GA4	11515 Abercorn Street	Savannah	GA	31419
TM-Manchester-TN1	2189 Hillsboro Blvd.	Manchester	TN	37355
TM-Granite_City-IL1	3685 Nameoki Road	Granite City	IL	62040
TM-Atlanta-GA1	3731 Austell Road	Marietta	GA	30060
TM-Swansea-IL1	1718 N. Illinois Street	Swansea	IL	62226
TM-Smyrna-GA2	3247 S. Cobb Drive	Smyrna	GA	30080
TM-Atlanta-GA8	4395 Fulton Industrial Blvd., Suite D	Atlanta	GA	30336
TB-Smyrna-GA1	2930 S. Cobb Dr.	Smyrna	GA	30080
TB-Austell-GA1	3630 Austell Rd.	Marietta	GA	30008
TM-St.Charles-MO-1	3850 W. Clay Street	St. Charles	MO
TM-St._Charles-MO2	1889 South Old Highway 94	St. Charles	MO	63303

12 of 12